UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2004

Intermix Media, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-26355	06-1556248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 215-1001

eUniverse, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2004, the stockholders of Intermix Media, Inc. approved the adoption of the Intermix Media, Inc. 2004 Stock Awards Plan. The aggregate number of shares of common stock that may be issued under this plan will not exceed 3,000,000 (subject to adjustment provisions). The 3,000,000 new shares represent 8% of the currently outstanding shares of common and preferred stock on an as-converted basis.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1	Intermix Media, Inc. 2004 Stock Awards Plan (1)

(1)	Incorporated by reference to Intermix Media, Inc.’s Form DEF 14A, Definitive Notice and Proxy Statement Appendix A, filed on July 16, 1004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2004	Intermix Media, Inc.

	By:	/s/ Thomas J. Flahie
Thomas J. Flahie Chief Financial Officer